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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 21, 2003

                            CALLOWAY'S NURSERY, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
         (State or other jurisdiction of incorporation or organization)

                                     0-19305
                            (Commission File Number)

                                   75-2092519
                      (IRS Employer Identification Number)

                         4200 Airport Freeway, Suite 200
                          Fort Worth, Texas 76106-1911
          (Address of principal executive offices, including zip code)

                                  817.222.1122
              (Registrant's telephone number, including area code)




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ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

On May 7, 2003, the Registrant issued a press release setting forth its results of operations and financial condition as of and for the three-month and six-month periods ended March 31, 2003. A copy of that press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

EXHIBIT INDEX

(99) Press release, dated: May 7, 2003, issued by Calloway's Nursery, Inc.

                                  CALLOWAY'S NURSERY, INC.

                                  By: /s/ James C. Estill
                                  -----------------------
                                  James C. Estill
                                  President and Chief Executive Officer

                                  By: /s/ Daniel G. Reynolds
                                  --------------------------
                                  Daniel G. Reynolds
                                  Vice President and Chief Financial Officer